Third Quarter 2023 Earnings Results October 24, 2023

FINANCIAL AND OPERATIONAL HIGHLIGHTS
•Third quarter sales were $2,249 million, down four percent compared to last year.
•Third quarter reported diluted earnings per share from continuing operations was $2.62, down 17 percent versus last year; adjusted diluted earnings per share from continuing operations was $2.71, down 17 percent versus last year.
•Primary sales drivers were lower ship volumes and higher finance interest.
•Market share gains in Off Road, On Road and Marine segments.
•Powersports retail sales for the quarter were up five percent versus last year driven by double digit growth in utility ORV, more than offsetting softness in recreational ORV and our On Road segment.

KEY FINANCIAL DATA

(in millions, except per share data)
Quarter ended September 30, 2023	Reported	YOY % Chg.	Adjusted*	YOY % Chg.
Sales	$2,248.9	(4)%	$2,248.9	(4)%
Gross profit margin	22.6%	-127 bps	22.6%	-127 bps
Total operating expenses	$328.2	4%
Net income from continuing operations attributable to Polaris	$151.7	(20)%	$156.6	(20)%
Net income from continuing operations attributable to Polaris margin	6.7%	-139 bps
Adjusted EBITDA Margin*			12.6%	-110 bps
Diluted EPS from continuing operations attributable to Polaris	$2.62	(17)%	$2.71	(17)%

*Note: the results and guidance in this release, including the highlights above, include references to non-GAAP operating measures, which are identified by the word “adjusted” preceding the measure. A reconciliation of GAAP / non-GAAP measures can be found at the end of this release.

CEO COMMENTARY
Our third quarter results were slightly lower than our expectations, as elevated manufacturing costs and an increasingly cautious consumer environment put added pressure on our results. While overall sales declined, North American retail was up five percent in the quarter and we took share across each segment of our business, which included achieving the No. 1 share position for midsize motorcycles in North America. Considering recent trends of retail softness and margin pressure, we have revised our full-year guidance and the team remains focused executing our plans to close out the year. With new products that continue to resonate with dealers and consumers, we have strengthened our position as innovative leaders in the industry while remaining laser focused on efficient operations. I have full confidence in the Polaris team’s ability to continue to win share, deliver growth and drive long-term shareholder value.
-- Mike Speetzen, Chief Executive Officer of Polaris Inc.

PERFORMANCE SUMMARY (Reported)
MINNEAPOLIS (October 24, 2023) - Polaris Inc. (NYSE: PII) (the "Company") today released third quarter 2023 results. The Company reported worldwide sales of $2,249 million, down four percent versus the third quarter of 2022. North America sales of $1,986 million represented 88 percent of total company sales and decreased four percent from $2,069 million in 2022. International sales of $263 million represented 12 percent of total company sales and decreased three percent versus the third quarter of 2022. Total Company sales in the third quarter of 2023 were negatively impacted by lower shipment volumes and higher finance interest.

As reported, third quarter net income from continuing operations attributable to Polaris of $152 million decreased 20 percent and diluted earnings per share from continuing operations ("EPS") of $2.62 decreased 17 percent compared to the third quarter of 2022. Adjusted net income from continuing operations attributable to Polaris for the quarter was

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Third Quarter 2023 Earnings Results
$157 million, down 20 percent, and adjusted EPS was $2.71, down 17 percent, in each case as compared to the third quarter of 2022.

Gross profit margin decreased 127 basis points to 22.6 percent for the third quarter. Adjusted gross profit margin of 22.6 percent decreased 127 basis points primarily driven by FX headwinds, higher finance interest and unfavorable mix.

Operating expenses were $328 million in the third quarter of 2023 compared to $317 million in the third quarter of 2022 due to higher selling and marketing expenses. Operating expenses, as a percentage of sales, of 14.6 percent were up 105 basis points in the third quarter of 2023 compared to the third quarter of 2022.

SEGMENT HIGHLIGHTS (Reported)

	Sales (in millions)			Gross Profit Margin
	Q3 2023	Q3 2022	Change	Q3 2023	Q3 2022	Change
Off Road	$1,844.4	$1,746.4	6%	23.1%	25.7%	-265 bps
On Road	$270.3	$334.0	(19)%	21.3%	18.0%	+335 bps
Marine	$134.2	$260.2	(48)%	18.1%	21.5%	-338 bps

Off Road segment results were primarily driven by these factors:

•Sales were driven by higher snowmobile volume partially offset by higher finance interest.
•Parts, Garments and Accessories (PG&A) sales increased 15 percent.
•Gross profit margin performance was driven by unfavorable product mix.
•Polaris North America ORV unit retail sales were up five percent. Estimated North America industry ORV unit retail sales were up low-single digits percent.

On Road segment results were primarily driven by these factors:

•Sales were driven by lower volumes.
•PG&A sales decreased six percent.
•Gross profit margin performance was driven by favorable product mix.
•North America unit retail sales for Indian Motorcycle were down low-teens. Estimated North America unit retail sales for the comparable motorcycle industry were down mid-teens percent.

Marine segment results were primarily driven by these factors:

•Sales results were driven by lower volumes.
•Gross profit margin performance was largely driven by a decrease in sales volumes resulting in decreased leverage of manufacturing costs, partially offset by higher net pricing.

2023 BUSINESS OUTLOOK
The Company updated its 2023 sales outlook to up three percent to five percent versus its previous outlook of up three percent to up six percent versus 2022. The Company now expects adjusted diluted EPS from continuing operations attributed to Polaris Inc. common shareholders to be down eight percent to down four percent versus 2022 versus the prior outlook of down two percent to up three percent.
The Company has not provided reconciliations of guidance for adjusted diluted net income per share, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include restructuring and realignment costs and acquisition integration costs that are difficult to predict in advance in order to include in a GAAP estimate.

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Third Quarter 2023 Earnings Results

NON-GAAP FINANCIAL MEASURES
This press release and our related earnings call contain certain non-GAAP financial measures, consisting of “adjusted" sales, gross profit, income from continuing operations before income taxes, net income from continuing operations attributed to Polaris Inc., diluted EPS from continuing operations attributed to Polaris Inc., EPS from continuing operations attributed to Polaris Inc., EBITDA, EBITDA Margin, and free cash flow as measures of our operating performance. Management believes these measures may be useful in performing meaningful comparisons of past and present operating results, to understand the performance of its ongoing operations and how management views the business. Reconciliations of reported GAAP historic measures to adjusted non-GAAP measures are included in the financial schedules contained in this press release. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

EARNINGS CONFERENCE CALL AND WEBCAST
Today at 9:00 AM (CT) Polaris Inc. will host a conference call and webcast to discuss the 2023 third quarter results released this morning. The call will be hosted by Mike Speetzen, Chief Executive Officer; and Bob Mack, Chief Financial Officer. The earnings presentation and link to the webcast will be posted on the Polaris Investor Relations website at ir.polaris.com. To listen to the conference call by phone, dial 1-877-883-0383 in the U.S., or 1-412-902-6506 internationally. The Conference ID is 9678179. A replay of the conference call will be available by accessing the same link on our website.

ABOUT POLARIS
As the global leader in powersports, Polaris Inc. (NYSE: PII) pioneers product breakthroughs and enriching experiences and services that have invited people to discover the joy of being outdoors since our founding in 1954. Polaris’ high-quality product line-up includes the Polaris RANGER®, RZR® and Polaris GENERAL™ side-by-side off-road vehicles; Sportsman® all-terrain off-road vehicles; military and commercial off-road vehicles; snowmobiles; Indian Motorcycle® mid-size and heavyweight motorcycles; Slingshot® moto-roadsters; Aixam quadricycles; Goupil electric vehicles; and pontoon and deck boats, including industry-leading Bennington pontoons. Polaris enhances the riding experience with a robust portfolio of parts, garments, and accessories. Proudly headquartered in Minnesota, Polaris serves more than 100 countries across the globe. www.polaris.com

FORWARD-LOOKING STATEMENTS
Except for historical information contained herein, the matters set forth in this press release including, but not limited to, the "2023 Business Outlook" and statements in "CEO Commentary" above are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as the Company’s ability to successfully source necessary parts and materials on a timely basis; the ability of the Company to manufacture and deliver products to dealers to meet demand; the Company’s ability to identify and meet optimal dealer inventory levels; the Company’s ability to accurately forecast and sustain consumer demand; the Company’s ability to mitigate increasing input costs through pricing or other measures; the Company’s ability to successfully implement its manufacturing operations strategy and supply chain initiatives; product offerings, promotional activities and pricing strategies by competitors that make our products less attractive to consumers; the Company’s ability to strategically invest in innovation and new products, including as compared to our competitors; economic conditions that impact consumer spending or consumer credit, including recessionary conditions and changes in interest rates; the severity and duration of the global pandemics and resulting impact on the Company’s business, supply chain, and the global economy; disruptions in manufacturing facilities; product recalls and/or warranty expenses; product rework costs; impact of changes in Polaris stock price on incentive compensation plan costs; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; freight and tariff costs (tariff relief or ability to mitigate tariffs); changes to international trade policies and agreements; uninsured product liability and class action claims (including claims seeking punitive damages) and other litigation expenses incurred due to the nature of the Company’s business; uncertainty in the consumer retail and wholesale credit markets; performance of affiliate partners; changes in tax policy; relationships with dealers and suppliers; and the general overall global economic, social and political environment. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.

The data source for retail sales figures included in this release is registration information provided by Polaris dealers in North America and Europe compiled by the Company or Company estimates and other industry data sources. The Company relies on information that its dealers or other third parties supply concerning retail sales, and other retail sales data sources related to Polaris and the powersports industry, and this information is subject to revision. Retail sales references to total Company retail sales includes only ORV, snowmobiles and motorcycles in North America unless otherwise noted.

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Third Quarter 2023 Earnings Results

CONSOLIDATED STATEMENTS OF INCOME
(In Millions, Except Per Share Data) (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Sales	$2,248.9	$2,340.6	$6,645.2	$6,184.9
Cost of sales	1,740.1	1,781.4	5,162.2	4,798.4
Gross profit	508.8	559.2	1,483.0	1,386.5
Operating expenses:
Selling and marketing	145.1	120.7	415.3	347.8
Research and development	91.8	98.5	281.5	266.1
General and administrative	91.3	97.8	285.9	258.7
Total operating expenses	328.2	317.0	982.7	872.6
Income from financial services	20.5	12.1	57.9	33.7
Operating income	201.1	254.3	558.2	547.6
Non-operating expense:
Interest expense	32.5	20.1	92.2	46.8
Other (income) expense, net	(13.1)	(7.4)	(33.6)	(13.9)
Income from continuing operations before income taxes	181.7	241.6	499.6	514.7
Provision for income taxes	30.2	50.9	100.2	107.9
Net income from continuing operations	151.5	190.7	399.4	406.8
Loss from discontinued operations, net of tax	—	(3.5)	—	(11.9)
Loss from sale of discontinued operations, net of tax	—	(0.6)	—	(142.8)
Net income	151.5	186.6	399.4	252.1
Net (income) loss attributable to noncontrolling interest	0.2	(0.3)	—	(0.5)
Net income attributable to Polaris Inc.	$151.7	$186.3	$399.4	$251.6

Amounts attributable to Polaris Inc. common shareholders:
Net income from continuing operations	$151.5	$190.7	$399.4	$406.8
Less net (income) loss attributable to noncontrolling interest	0.2	(0.3)	—	(0.5)
Net income from continuing operations attributable to Polaris Inc. common shareholders	151.7	190.4	399.4	406.3
Net loss from discontinued operations attributable to Polaris Inc. common shareholders	—	(4.1)	—	(154.7)
Net income attributable to Polaris Inc.	$151.7	$186.3	$399.4	$251.6

Net income (loss) per share attributable to Polaris Inc. common shareholders:
Continuing operations	$2.66	$3.21	$6.98	$6.80
Discontinued operations	$—	$(0.06)	$—	$(2.59)
Basic	$2.66	$3.15	$6.98	$4.21

Continuing operations	$2.62	$3.17	$6.90	$6.71
Discontinued operations	$—	$(0.07)	$—	$(2.56)
Diluted	$2.62	$3.10	$6.90	$4.15

Weighted average shares outstanding:
Basic	57.0	59.2	57.2	59.8
Diluted	57.8	60.0	57.9	60.6

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Third Quarter 2023 Earnings Results

CONSOLIDATED BALANCE SHEETS
(In Millions), (Unaudited)
	September 30, 2023	September 30, 2022

Assets
Current assets:
Cash and cash equivalents	$295.3	$318.9
Trade receivables, net	477.8	329.5
Inventories, net	2,051.7	1,929.4
Prepaid expenses and other	177.3	158.3
Income taxes receivable	41.2	98.7
Total current assets	3,043.3	2,834.8
Property and equipment, net	1,161.5	957.9
Investment in finance affiliate	109.7	58.6
Deferred tax assets	247.1	150.1
Goodwill and other intangible assets, net	907.1	907.6
Operating lease assets	131.6	105.5
Other long-term assets	132.7	78.9
Total assets	$5,733.0	$5,093.4
Liabilities and Equity
Current liabilities:
Current financing obligations	$553.9	$553.5
Accounts payable	882.4	850.8
Accrued expenses	967.6	772.9
Other current liabilities	34.4	35.5
Total current liabilities	2,438.3	2,212.7
Long-term financing obligations	1,655.6	1,580.9
Other long-term liabilities	292.7	268.4
Total liabilities	$4,386.6	$4,062.0
Deferred compensation	11.2	12.0
Equity:
Total shareholders’ equity	1,332.7	1,016.9
Noncontrolling interest	2.5	2.5
Total equity	1,335.2	1,019.4
Total liabilities and equity	$5,733.0	$5,093.4

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Third Quarter 2023 Earnings Results

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Millions), (Unaudited)

	Nine months ended September 30,
	2023	2022
Operating Activities:
Net income	$399.4	$252.1
Loss from discontinued operations, net of tax	—	11.9
Loss from sale of discontinued operations, net of tax	—	142.8
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	186.9	169.9
Noncash compensation	44.8	47.5
Noncash income from financial services	(29.1)	(8.5)
Deferred income taxes	(36.5)	11.9
Other, net	(6.2)	(0.6)
Changes in operating assets and liabilities:
Trade receivables	(131.5)	(120.7)
Inventories	(151.9)	(442.5)
Accounts payable	31.4	82.9
Accrued expenses	71.8	12.4
Income taxes payable/receivable	(18.9)	(49.7)
Prepaid expenses and other, net	15.8	30.0
Net cash provided by operating activities of continuing operations	376.0	139.4
Net cash used for operating activities of discontinued operations	—	(25.8)
Net cash provided by operating activities	376.0	113.6
Investing Activities:
Purchase of property and equipment	(311.7)	(193.6)
Investment in finance affiliate, net	12.5	(0.8)
Investments in and distributions from other affiliates	(21.6)	0.7
Acquisitions and disposals of businesses, net of cash acquired	(25.1)	40.8
Net cash used for investing activities of continuing operations	(345.9)	(152.9)
Net cash used for investing activities of discontinued operations	—	(5.3)
Net cash used for investing activities	(345.9)	(158.2)
Financing Activities:
Borrowings under financing obligations	1,910.5	1,364.0
Repayments under financing obligations	(1,752.8)	(1,028.0)
Repurchase and retirement of common shares	(159.4)	(378.5)
Cash dividends to shareholders	(110.6)	(113.5)
Proceeds from stock issuances under employee plans	50.9	30.7
Net cash used for financing activities	(61.4)	(125.3)
Impact of currency exchange rates on cash balances	2.1	(24.5)

Net decrease in cash, cash equivalents and restricted cash	(29.2)	(194.4)
Cash, cash equivalents and restricted cash at beginning of period	339.7	529.1
Cash, cash equivalents and restricted cash at end of period	$310.5	$334.7

The following presents the classification of cash, cash equivalents and restricted cash within the consolidated balance sheets:
Cash and cash equivalents	$295.3	$318.9
Other long-term assets	15.2	15.8
Total	$310.5	$334.7

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Third Quarter 2023 Earnings Results

NON-GAAP RECONCILIATION OF RESULTS
(In Millions, Except Per Share Data), (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Gross profit	508.8	559.2	1,483.0	1,386.5
Restructuring & realignment (3)	—	—	—	0.2
Adjusted gross profit	508.8	559.2	1,483.0	1,386.7

Income from continuing operations before income taxes	181.7	241.6	499.6	514.7
Distributions from other affiliates (1)	—	(0.7)	—	(0.7)
Acquisition-related costs (2)	0.7	—	0.7	—
Restructuring & realignment (3)	0.9	1.2	1.4	5.5
Intangible amortization (4)	4.4	4.5	13.3	14.3
Class action litigation expenses (5)	0.4	1.4	5.4	2.5
Adjusted Income from continuing operations before income taxes	188.1	248.0	520.4	536.3

Net income from continuing operations attributable to Polaris Inc.	151.7	190.4	399.4	406.3
Distributions from other affiliates (1)	—	(0.7)	—	(0.7)
Acquisition-related costs (2)	0.5	—	0.5	—
Restructuring & realignment (3)	0.7	0.9	1.1	4.2
Intangible amortization (4)	3.4	3.5	10.1	10.9
Class action litigation expenses (5)	0.3	1.0	4.1	1.9
Adjusted net income from continuing operations attributable to Polaris Inc.(6)	156.6	195.1	415.2	422.6

Diluted EPS from continuing operations attributable to Polaris Inc.	$2.62	$3.17	$6.90	$6.71
Distributions from other affiliates (1)	—	(0.01)	—	(0.01)
Acquisition-related costs (2)	0.01	—	0.01	—
Restructuring & realignment (3)	0.01	0.01	0.02	0.07
Intangible amortization (4)	0.06	0.06	0.17	0.18
Class action litigation expenses (5)	0.01	0.02	0.07	0.03
Adjusted EPS from continuing operations attributable to Polaris Inc. (6)	$2.71	$3.25	$7.17	$6.98

Sales	$2,248.9	$2,340.6	$6,645.2	$6,184.9

Net income from continuing operations	$151.5	$190.7	$399.4	$406.8
Provision for income taxes	30.2	50.9	100.2	107.9
Interest expense	32.5	20.1	92.2	46.8
Depreciation	62.0	51.7	173.6	155.6
Intangible amortization (4)	4.4	4.5	13.3	14.3
Distributions from other affiliates (1)	—	(0.7)	—	(0.7)
Acquisition-related costs (2)	0.7	—	0.7	—
Restructuring & realignment (3)	0.9	1.2	1.4	5.5
Class action litigation expenses (5)	0.4	1.4	5.4	2.5
Adjusted EBITDA	$282.6	$319.8	$786.2	$738.7
Adjusted EBITDA Margin	12.6%	13.7%	11.8%	11.9%

(1) Represents distributions received related to an impaired investment held by the Company
(2) Represents adjustments for integration and acquisition-related expenses
(3) Represents adjustments for corporate restructuring, network realignment costs, and supply chain transformation costs
(4) Represents amortization expense for acquisition-related intangible assets
(5) Represents adjustments for certain class action litigation-related expenses
(6) The Company used its estimated statutory tax rate of 23.8% for the non-GAAP adjustments in 2023 and 2022, except for non-deductible items

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Third Quarter 2023 Earnings Results

RECONCILIATION OF GAAP OPERATING CASH FLOW TO NON-GAAP FREE CASH FLOW
(In Millions), (Unaudited)

	Nine months ended September 30,
	2023	2022

Net cash provided by operating activities of continuing operations	$376.0	$139.4
Purchase of property and equipment	(311.7)	(193.6)
Investment in finance affiliate, net	12.5	(0.8)
Adjusted free cash flow	$76.8	$(55.0)

NON-GAAP RECONCILIATION OF SEGMENT RESULTS
(In Millions), (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
SEGMENT GROSS PROFIT	2023	2022	2023	2022
Off Road segment gross profit	$425.5	$449.2	$1,122.6	$1,062.1
No adjustment	—	—	—	—
Adjusted Off Road segment gross profit	425.5	449.2	1,122.6	1,062.1

On Road segment gross profit	57.7	60.1	208.7	154.7
No adjustment	—	—	—	—
Adjusted On Road segment gross profit	57.7	60.1	208.7	154.7

Marine segment gross profit	24.3	55.9	143.3	169.0
No adjustment	—	—	—	—
Adjusted Marine segment gross profit	24.3	55.9	143.3	169.0

Corporate segment gross profit	1.3	(6.0)	8.4	0.7
Restructuring & realignment (1)	—	—	—	0.2
Adjusted Corporate segment gross profit	1.3	(6.0)	8.4	0.9

Total gross profit	508.8	559.2	1,483.0	1,386.5
Total adjustments	—	—	—	0.2
Adjusted total gross profit	$508.8	$559.2	$1,483.0	$1,386.7

(1) Represents adjustments for corporate restructuring, network realignment costs, and supply chain transformation

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Third Quarter 2023 Earnings Results

NON-GAAP ADJUSTMENTS
Third Quarter 2023 Results & 2023 Full Year Guidance

Restructuring, Realignment and Acquisition Related Costs
Polaris announced in 2017 that it was making changes to its network to consolidate production and distribution of like products and better leverage plant capacity and embarked on a multi-phase supply chain transformation initiative to continue to leverage its supply chain as a strategic asset. The Company is executing certain corporate restructuring activities across the organization to increase efficiency and focus its business, including the recently completed divestitures of the GEM, Taylor-Dunn and Transamerican Auto Parts businesses. The Company realized certain acquisition related costs associated with the acquisition of the Walker Evans business during the third quarter of 2023. For the third quarter of 2023, Polaris recorded combined costs totaling $0.9 million which was included as a non-GAAP adjustment.

Intangible Amortization Related to Acquisitions
The Company uses an adjusted net income metric which excludes intangible amortization from all historical business acquisitions. The Company believes this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions the Company completes. For the third quarter of 2023, Polaris recorded $4.4 million of intangible amortization related to acquisitions as a non-GAAP adjustment.

2023 Adjusted Guidance
2023 adjusted guidance excludes the pre-tax effect of restructuring, network realignment and acquisition/integration costs of approximately $7 million, and approximately $10 million for class action litigation-related expenses. Intangible amortization of approximately $18 million related to all acquisitions has also been excluded.

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